UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2026

Bimini Capital Management, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 13, 2026, Bimini Advisors Holdings, LLC (“Buyer”), an indirect wholly owned subsidiary of Bimini Capital Management, Inc. (the “Company”), entered into a Membership Interest Purchase Agreement (the “Agreement”) with Richard Parry, as Trustee of the Richard Parry Living Trust dated February 27, 1997 (“Richard’s Trust”), Gayle Parry, as Trustee of the Trustee of the Gayle Parry Living Trust dated February 27, 1997, Richard H. Parry (“Richard”) and Gayle Parry (collectively, the “Seller Parties”) to purchase eighty percent (80%) of the fully diluted equity interests of Tom Johnson Investment Management, LLC (“TJIM”), a registered investment adviser (the “Transaction”).  Following the closing contemplated by the Agreement (the “Closing”), Richard’s Trust will retain a twenty percent (20%) equity interest in TJIM (the “Retained Interest”). The principal terms of the Agreement and Transaction are as follows:

●
Purchase Price.  The purchase price to be paid in the Transaction will equal 2.5 times 80% of TJIM’s revenue for the fiscal year ended December 31, 2025 and will be paid in cash at the Closing.  To the extent that the purchase price exceeds $12,000,000, the excess will be paid in three equal installments on the first, second, and third anniversaries of the Closing, plus interest at the rate of five percent (5%) per annum, compounded annually; provided, however, that if the excess is less than $1,000,000, it will be paid on or before the first anniversary of the Closing.

●
Provisions regarding Retained Interest.  Following the Closing and subject to certain conditions, Richard’s Trust will have the right to require Buyer to purchase the entire Retained Interest upon the later to occur of (a) the third anniversary of the Closing and (b) Richard ceasing to be an employee of TJIM, at a price to be determined using the formula used to determine the initial purchase price paid in the Transaction, subject to TJIM reporting an EBITDA margin of at least 30.0% for the trailing twelve-month period preceding the occurrence of the later of the events set forth in clauses (a) and (b).  Such put right shall be exercisable for up to 90 days following the day on which it becomes exercisable and is further conditioned on the Selling Parties’ compliance with certain restrictive covenants set forth in the Agreement and to be set forth in the post-Closing operating agreement of TJIM.

In addition, Buyer shall have the right, beginning on the third anniversary of the Closing, to require Richard’s Trust to sell the entire Retained Interest to Buyer at a price to be determined by the same formula.

Following the Closing, Richard’s Trust will be subject to additional provisions regarding its ownership of the Retained Interest, including transfer restrictions and drag-along and tag-along restrictions.

●
Other Matters. As a condition to the Closing, Richard will enter into a new three-year employment agreement with TJIM, and other members of TJIM’s current management are expected to enter into new employment agreements with TJIM.

Completion of the Transaction is subject to customary conditions, including the completion of financial, legal, and regulatory due diligence, and the receipt of all necessary regulatory, contractual and other consents, including from TJIM’s existing clients.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

The Agreement and this summary of its terms are included to provide information regarding the terms of the Agreement and the Transaction and are not intended to provide any other factual information about the Company. Factual disclosures about the Company contained in its public reports filed with the Securities and Exchange Commission (the “SEC”), which are available without charge at www.sec.gov, may supplement, update, or modify the factual disclosures about the Company contained in the Agreement. The representations and warranties made by the Company and Buyer in the Agreement were negotiated with the principal purpose of allocating risk between the parties to the Agreement, rather than establishing matters as facts. In addition, such representations and warranties also may be subject to a contractual standard of materiality different from that generally applicable to stockholders and reports and documents filed with the SEC or other regulatory bodies, and some were qualified by the matters contained in the schedules delivered or to be delivered in connection with the Agreement. Accordingly, the representations and warranties in the Agreement should not be relied on by any person as characterizations of the actual state of facts about the Company or Buyer at the time they were made or otherwise and should be read only in conjunction with the other information provided elsewhere in this Report.

Item 7.01 Regulation FD Disclosure.

On January 13, 2026, the Company issued a press release announcing the execution of the Agreement described above in Item 1.01 of this Report.  The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit Number	Description
10.1*	Membership Interest Purchase Agreement, dated January 13, 2026
99.1	Press release, dated January 13, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

* Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplement copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2025		BIMINI CAPITAL MANAGEMENT, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer